UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2024

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on Forward Industries, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 8, 2023, the Company entered into a Buying Agency and Supply Agreement (the “Supply Agreement”) with Forward Industries (Asia-Pacific) Corporation (“FC”). Terence Wise, the Company’s Chief Executive Officer and Chairman of the Board of Directors, owns FC. Pursuant to that Supply Agreement, FC performed services at the Company’s request and, in turn, the Company owed money to FC.

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on July 3, 2024, the Company and FC entered into an Account Payables Conversion Agreement (the “Conversion Agreement”) on June 28, 2024. Under the terms of the Conversion Agreement, FC agreed to convert $1,700,000 of the money the Company owes into shares of the Company’s newly-designated Series A-1 Convertible Preferred Stock. Pursuant to the Conversion Agreement, the $1,700,000 was converted into 1,700 shares of the Company’s Series A-1 Convertible Preferred Stock. The Conversion Agreement became effective on July 5, 2024.

The terms of the Conversion Agreement and Company’s entry into and execution of the Conversion Agreement was approved and authorized by a special committee of the Company’s Board of Directors (the “Special Committee”).

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by the complete text of the Conversion Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02, the information contained in Item 1.01 and Item 5.03 is incorporated herein by reference. The transaction was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) of Regulation D promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 5, 2024, the Company, following the approval of the Special Committee, filed a Certificate of Amendment of the Certificate of Incorporation (the “COD”) designating 1,700 shares of Series A-1 Convertible Preferred Stock, with a stated value of $1,000 per share (the “Stated Value”). The COD became effective on July 5, 2024.

The holders of the Series A-1 Convertible Preferred Stock have no voting rights and rank senior to all classes or series of the Company’s common stock with respect to the distribution of assets upon liquidation, dissolution, or winding up. Subject to a 19.9% conversion blocker, the Series A-1 Convertible Preferred Stock shall be convertible into a number of shares of the Company’s common stock as determined by (i) multiplying the number of shares to be converted by the Stated Value, (ii) adding the result of all accrued and accumulated and unpaid dividends on such shares to be converted, and then (iii) dividing the result by the conversion price of $7.50, subject to adjustment. The Series A-1 Convertible Preferred Stock is not redeemable.

The foregoing description of the COD and the terms of the Series A-1 Convertible Preferred Stock thereunder does not purport to be complete and is qualified in its entirety by the complete text of the COD, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 8.01 Other Events.

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2024, the Company received a notice from the Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2,500,000 (the “Stockholders’ Equity Rule”). The Company was given until July 9, 2024, to regain compliance with the Stockholders’ Equity Rule, as previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on April 22, 2024. The Company and FC entered into the Conversion Agreement to cause the Company to regain compliance with the Stockholders’ Equity Rule. As a result of the Conversion Agreement and related issuance of the Series A-1 Convertible Preferred Stock, the Company believes it is now in compliance with the Stockholders’ Equity Rule.

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2024, the Company received a notice from Nasdaq that the Company was not in compliance with the continued listing requirement under Nasdaq Listing Rule 5550(a)(2) by failing to maintain a minimum bid price for its common stock of at least $1.00 per share for 30 consecutive days. As previously reported on the Company’s Current Report on Form 8-K filed with the SEC, the Company’s Board of Directors approved a one-for-10 reverse stock split of its common stock, which became effective on June 18, 2024. The reverse stock split was primarily intended to bring the Company into compliance with the $1.00 minimum bid price requirement to maintain its listing on Nasdaq. As a result of the reverse stock split and subsequent trading of its common stock, the Company believes it is now in compliance with Nasdaq’s minimum bid price requirement.

Until Nasdaq reaches a final determination that we have regained compliance with the Stockholders’ Equity Rule and minimum bid price requirement, there can be no assurances regarding the continued listing of our common stock on the Nasdaq Capital Market and we could be subject to delisting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Certificate of Amendment of the Certificate of Incorporation of Forward Industries, Inc.
10.1	Account Payables Conversion Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: July 8, 2024	By:	/s/ Kathleen Weisberg
Name: Kathleen Weisberg
Title: Chief Financial Officer

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